UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 30, 2004
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                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

             1-12386                                     13-3717318
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    (Commission File Number)                  (IRS Employer Identification No.)

       One Penn Plaza, Suite 4015
           New York, New York                            10119-4015
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   (Address of Principal Executive Offices)              (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

            On September 30, 2004, Lexington Corporate Properties Trust (the "Trust") entered into an amendment (the "Amendment") to its joint venture agreement with Clarion Lion Properties Fund, LLC ("Lion Fund"). The Amendment provides for the Trust and the Lion Fund to contribute an additional $25.7 million and $60 million, respectively, for a total equity commitment of $185.7 million.

            Attached to this Form 8-K (and incorporated herein by reference) is a copy of Amendment.

Item 9.01.        Financial Statements and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

                      10.1 Second Amendment to Limited Partnership Agreement of Lexington/Lion Venture L.P. (the "Partnership Agreement") dated September 30, 2004.

                      99.1 Press Release of the Trust dated October 4, 2004, announcing the amendment to the Partnership Agreement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lexington Corporate Properties Trust


Date: October 5, 2004                       By:  /s/ Patrick Carroll
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                                                 Patrick Carroll
                                                 Chief Financial Officer